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                                                                    EXHIBIT 10.8

                    TRANSACTION MANAGEMENT SERVICES AGREEMENT

            THIS AGREEMENT is dated as of June 10, 1999 and is by and between PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation ("PFS") having an address at 500 North Central Expressway, Plano, Texas 75074, and GLOBAL SPORTS INTERACTIVE, INC., a Delaware corporation ("GSI") having an address at 555 South Henderson Road, Suite B, King of Prussia, PA 19406.

            PFS provides various transaction management services, including Web order processing, inbound call handling, order entry, warehousing and distribution, credit management and collection and information management, to manufacturers, resellers and marketers of products.

            GSI wishes to retain PFS to provide the transaction management services described herein.

            IN CONSIDERATION of the mutual covenants contained herein, the parties intend to be legally bound as follows:

            1. Statement of Work; Products. During the term of this Agreement, and subject to the terms and conditions set forth herein, PFS will provide the transaction management services described herein and in the attached Statement of Work (the "Statement of Work"). PFS will provide its services with respect to various products designated by GSI (the "Products"), provided, however, that the list of Products shall be subject to the mutual agreement of the parties and shall be set forth on a Schedule to be attached to the Statement of Work. Upon mutual agreement, the list of Products may be increased, decreased or otherwise modified during the term of this Agreement. GSI will provide PFS with all necessary information regarding the Products (including part numbers, descriptions, cost, etc.) as PFS may reasonably require in order to perform its services hereunder.

            2. Services. PFS represents, warrants, and covenants that all services performed pursuant to this Agreement shall be performed by qualified personnel with the proper skill, training, and experience so as to be able to perform competently and in a manner consistent best industry practice and that all work shall be performed in accordance with this Agreement.

            3. Staffing. PFS represents, warrants, and covenants that it is and shall remain sufficiently staffed and equipped to fulfill its obligations under this Agreement.

            4. No Imputed Employees. PFS represents, warrants, and covenants that neither PFS, PFS personnel, nor any other employee or subcontractor of PFS shall be, or shall be deemed to be, an employee of GSI for any purpose whatsoever. In conformance with and without limitation on any application of the foregoing sentence, PFS shall be solely responsible for payment of compensation and any other costs attendant to employment of employees of PFS and its subcontractors, including any amounts that may
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be due as prevailing wages under law applicable to any such employees assigned to perform services pursuant to this Agreement, and for payment of all workers compensation, disability benefits, and unemployment, social security, and other payroll taxes and any other costs on those of its employees and its subcontractors' employees who are engaged in the performance of the services provided pursuant to this Agreement.

None of the forgoing provisions apply to GSI employees.

            5. Distribution Center. During the term of this Agreement, and as more fully set forth in the Statement of Work, Products will be shipped to, and stored at, the PFS distribution center (the "Distribution Center"). GSI is responsible for all freight, handling and importation costs in delivering the Products to the Distribution Center. GSI is responsible for administering and managing the shipment and delivery of Products to the Distribution Center and will provide PFS with rolling monthly projections of Product shipments and deliveries. PFS will unpack and store all Products delivered to the Distribution Center in accordance with the terms of the Statement of Work.

            6. Sales and Marketing. GSI is responsible for all sales and marketing of Products and will provide PFS with all necessary information regarding sales and marketing, including pricing, documentary requirements, etc., as PFS may reasonably require in order to perform its services hereunder other than providing the services set forth in this agreement. Upon mutual agreement, PFS will assist and cooperate with GSI in implementing sales and marketing programs which may be established by GSI from time to time.

            7. Order Entry and Processing. PFS will provide order entry transaction management services and an inbound call center for incoming sales orders, using the PFS call center operations in accordance with the statement of work. To the extent Product is available in the PFS Distribution Center, PFS will pick, pack and ship the Products in accordance with the Statement of Work and GSI's shipping instructions. PFS will have no liability except as otherwise noted in this agreement for freight and shipping costs. GSI will provide PFS with all necessary Product information (including pricing, technical information, etc.), call center scripts and similar information, including Product personnel training, as PFS may reasonably require to perform its services hereunder.

            8. Transaction Management. GSI will provide PFS with all necessary transaction management information, including customer and credit guidelines and limits and returns criteria, as PFS may reasonably require in order to perform its services hereunder. PFS has no responsibility with respect to the adequacy of such guidelines, limits or criteria. Payments for all Products shall be in accordance with the collection and remittance procedures set forth in the Statement of Work. Except for the limited purpose of performing its services hereunder, PFS shall not be deemed an agent or representative of GSI, nor shall PFS have any authority to make any representation or commitment on the part of GSI. For all purposes, GSI, and not PFS, shall be deemed the seller of all Products to customers. GSI shall retain title to all Products and PFS shall not pledge, encumber or grant any security interest in or to the Products at any time.


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            9. Exceptions. In performing its fulfillment services hereunder,
PFS shall act in accordance with, and shall be entitled to rely upon, the GSI authorized instructions and authorizations received from GSI, including all customer, credit, shipping, allocation, pricing and other information and instruction as shall be provided to PFS hereunder.

            10. Sales Tax. Except as set forth in the Statement of Work, PFS shall have no liability for the payment, collection or remittance to the proper authorities, of any sales tax, use tax or other tax arising from the sale of Products to customers, and GSI shall indemnify and hold PFS harmless in respect thereof.

            11. Insurance. PFS shall provide adequate insurance (presently as set forth on the attached certificate of insurance) for all Products stored in the Distribution Center. Such insurance (which may include self-insurance) shall cover damage, destruction, theft and other risks normally insured against by PFS. GSI shall provide PFS with all information necessary for such insurance.

            12. Exchange of Information and Reports. The parties shall generate and exchange the information set forth in the Statement of Work. PFS will also provide the transaction management reports set forth in the Statement of Work.

            13. Returns. All sales of Products shall be subject to the then prevailing return policies of GSI. GSI shall at all times be solely responsible for any credits or other amounts payable to customers, and PFS shall have no responsibility to return, rebate or refund any portion of any fee received by it hereunder in respect thereof. All returns shall be administered in accordance with the terms set forth in the Statement of Work. In the event any return is the result of a misshipment or error on the part of PFS, PFS shall, as its sole liability, be responsible for all return freight for such Product.

            14. Service Fees; Pricing Modification. GSI shall pay to PFS the service fees and other amounts described in the Statement of Work. All fees and other amounts shall be payable in accordance with the terms set forth in the Statement of Work and, except as otherwise set forth therein, all PFS invoices shall be payable upon receipt and if not paid within seven days shall bear interest on the unpaid balance at 1-1/2% per month until paid. The service fees payable hereunder are based upon the assumptions regarding the scope of work set forth in the Statement of Work. In the event there shall be any material change in any of these assumptions or GSI changes the scope of work, the parties shall negotiate a mutually agreeable modification to the pricing structure set forth herein to reflect such material change. In the event the parties are unable to agree upon a pricing modification, either party may terminate this Agreement upon 90 days prior notice.

            15. Transaction Services. PFS shall perform its services and accept for delivery, store, pick, pack and ship all Products in the Distribution Center in accordance with the industry best practices it provides for its customers. PFS shall have no liability for any loss or damage to any Products unless the same arises from the failure to exercise


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such level of care, in which event the liability of PFS hereunder shall be limited to the actual GSI fully delivered cost of such Products. PFS shall not be responsible for any special handling such as bar coding, price stickering or any labeling unless the parties shall mutually agree upon a modification to the pricing structure set forth herein to reflect such handling services.

            16. Quarterly Review. PFS shall schedule quarterly meetings of the appropriate personnel to review the implementation and performance of this Agreement.

            17. Trademark. GSI represents that it has a valid and effective license and right to use all trademarks, tradenames and logos which appear on the Products and shall continue to have such right during the term of this Agreement, free of any claim of infringement or unlawful use and GSI shall indemnify and hold PFS harmless in respect of all matters arising in connection therewith.

            18. Confidentiality. Each party acknowledges that in implementing and performing this Agreement each party shall disclose and make available to the other certain confidential and proprietary information, including without limitation, customer and Product information. The receiving party agrees to utilize such information solely for the purpose of this Agreement and to keep and maintain all such information as confidential which shall not be disclosed to any other party. The provisions of this Section shall survive any termination or non-renewal of this Agreement. This Section shall not apply to any information (i) which (without violation of this Section) is or becomes generally known in the industry or (ii) which is provided by a third party without violation by such third party of any obligation of non-disclosure (iii) that was possessed by the receiving party prior to receipt or access pursuant to this Agreement, other than through prior disclosure by disclosing party, as evidenced by the receiving party's written records; or (iv) that is required to be disclosed by governmental agencies, regulatory authorities, or pursuant to court order to the extent such disclosure is required by law and provided that the receiving party provides reasonable prior notice to the disclosing party of the disclosure. Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving party unless the combination is published or is available to the general public or in the rightful possession of the receiving party. Each party may disclose the existence of this Agreement (but not its terms), the identity of the parties hereto and the general nature of the Products.

            19. Term. This Agreement shall have an initial term of two years and shall be automatically renewed for successive one year periods thereafter unless either party shall give notice in writing of non-renewal not less than 180 days prior to any termination date. In the event either party shall materially breach any of the terms or provisions of this Agreement, and such breach shall not be cured within 30 days after notice, the non-breaching party shall have the right to terminate this Agreement upon

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ten days written notice. In addition, either party may terminate this Agreement at any time upon 180 days prior written notice. Any termination of this Agreement shall not affect any obligations of any party incurred or arising prior to such termination. Upon termination (or non-renewal) of this Agreement (other than termination for cause), the parties shall agree upon a not to exceed 180 day winding down period in order to effect an orderly transition. During such winding down period, all of the terms and provisions of this Agreement shall remain in full force and effect.

            20. Indemnification; Limitation of Liability. Each party agrees to indemnify, defend and hold the other harmless from and against and in respect of any and all costs, expenses (including without limitation, attorneys fees and litigation and investigation costs), losses, damages and claims arising from, in connection with or relating to (i) any actual or alleged infringement or misappropriation by the indemnifying party of any patent, copyright, trademark, service mark, tradename, trade secret or any other intellectual property right of any other party (whether domestic or foreign), (ii) any failure by the indemnifying party to comply with or breach of any governmental, regulatory, judicial or municipal law, rule, regulation, decision, order, directive, ordinance or ruling of any kind or (iii) any product liability, personal injury or property damage claim of any kind or any negligence or misconduct on the part of the indemnifying party; provided, however, that, notwithstanding anything contained herein, no party shall be liable for consequential damages of any kind (even if advised of the possibility or likelihood thereof) or any punitive damages in connection with any claim or matter arising under or in connection with this Agreement. Except as expressly set forth herein or in the Statement of Work, no party makes any representation or warranty of any kind. The provisions of this Section shall survive any termination or non-renewal of this Agreement.

            21. Status of PFS Personnel. PFS shall indemnify, defend, and hold GSI and GSI's directors, officers, employees, and agents harmless from and against and in respect of any and all costs, and expenses (including without limitation, attorney's fees and litigation and investigation costs), losses, damages, and claims arising from, in connection with, or relating to any and all claims, actions, suits, or other proceedings alleging (a) that the personnel provided by PFS, any subcontractor, or any other assignee of PFS are employees of GSI for any purpose; (b) that PFS or any subcontractor has failed to compensate its employees, including the payment of prevailing wages, in accordance with applicable law, (c) that PFS or any subcontractor has failed to comply with the immigration laws of the United States, including the Immigration & Nationality Act, as amended, or (d) that PFS or any subcontractor has not complied with any wage and hour or employment laws, rules, regulations or common law or any claim by or accommodation for personnel provided by PFS related to the Americans with Disabilities Act, Pennsylvania Human Relations Act, or any other similar federal, state, or local law or regulation.


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            22. Indemnitor's Rights and Notice. The indemnitor shall have the right to control the defense and settlement of any claims or actions for which the indemnitor is obligated to defend, but the indemnitee shall have the right to participate in such claims or actions at its own cost and expense. The indemnitor shall have no liability under this Section unless the indemnitee gives notice to the indemnitor promptly after the indemnitee learns of such claim so as to not prejudice Vendor.

            23. Miscellaneous. This Agreement does not create a joint venture or partnership of any kind, nor shall this Agreement give rise to any fiduciary duty on the part of any party to any other party. Except as contemplated herein, neither party shall have the authority to represent, warrant or bind the other party. This Agreement, and the rights, powers and duties set forth herein, shall bind and inure to the benefit of the parties hereto and their respected successors and assigns. This Agreement may not be assigned or delegated to any unaffiliated third party. This Agreement may only be amended, modified or waived by an instrument in writing duly executed and delivered by each of the parties hereto to be bound by such amendment, modification or waiver. This agreement (and the Statement of Work hereto) sets forth the entire understanding and agreement of the parties and supersedes any prior agreement. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver thereof, and any waiver of any term or provision hereof shall not be construed as a waiver of any other term or provision. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall be deemed one and same instrument. In the event that any one or more of the provisions of this Agreement shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination shall not render this Agreement invalid or unenforceable and the remaining provisions hereof shall remain in full force and effect. All notices hereunder shall be in writing and shall be effective upon receipt at each party's address for notice set forth herein. Each party waives trial by jury.

            24. Arbitration. Any and all disputes arising hereunder shall, upon the request of either party, be submitted to binding arbitration in the State of Texas in accordance with the rules and regulations of the American Arbitration Association and each party agrees that (i) all notices and service of process in respect thereof may be delivered or served at the address for notice set forth herein, (ii) each party consents and submits to the jurisdiction of said arbitration and to the federal and state courts of the State of Texas for the purpose of enforcing the provisions of this Agreement and entering and judgment in respect thereof and (iii) the foregoing shall not preclude the joinder of any party in respect of any third party claim or the pursuit of equitable remedies.


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      IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Agreement as of the day and year above written.

                                        PRIORITY FULFILLMENT SERVICES, INC.
500 North Central Expressway
Plano, Texas 75074
                                        By: /s/ Cliff Defee
                                            ------------------------------------
                                            Name: CLIFF DEFEE
                                            Title: VICE PRESIDENT, OPERATIONS


                                        GLOBAL SPORTS INTERACTIVE, INC.
555 South Henderson Road, Suite B
King of Prussia, PA  19406


                                        By: /s/ Michael Golden
                                            ------------------------------------
                                            Name: Michael Golden
                                            Title: EVP. E-Commerce


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